Exhibit 31.2

RULE 13A-14(A)/15D-14(A) CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Sherri S. Voelkel, certify that:

1. I have reviewed this annual report on Form 10-K/A of TVI Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/S/ SHERRI S. VOELKEL
Sherri S. Voelkel
Senior Vice President and Chief Financial Officer

April 29, 2008

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